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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 28, 2003 (May 28, 2003)


                          Altair Nanotechnologies Inc.
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             (Exact name of registrant as specified in its charter)


      Province of
       Ontario,
        Canada                       1-12497                      None
-----------------------      ----------------------       ---------------------
   (State or other            (Commission File No.)          (IRS Employer
     jurisdiction                                          Identification No.)
  of incorporation)

                                 204 Edison Way
                               Reno, Nevada 89502
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (775) 858-3750




                -------------------------------------------------
                   (Former Name, if Changed Since Last Report)



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


Item 5.  Other Events

         Altair Nanotechnologies Inc. (the "Company") is filing this Current Report on Form 8-K (this "Report") in order to provide a proforma balance sheet as of April 30, 2003, showing shareholders' equity in excess of $5 million. The Company believes that, as a result of having a pro forma shareholders' equity in excess of $5 million, it will qualify for an additional extension of 90 days beyond June 2, 2003 in order to meet the of the $1 minimum bid price requirement of the Nasdaq SmallCap Market.

         As disclosed in prior reports, the Company's listing on the Nasdaq SmallCap Market is probationary as long as the market price of the Company's common shares remains below $1.00 per share. This probationary period expires on June 2, 2003, subject to a possible 90-day extension if, by that date, the Company satisfies the core initial listing requirements of the Nasdaq SmallCap Market other than the minimum bid price requirement.

         One of the initial listing requirements of the Nasdaq SmallCap Market is that shareholders' equity (i.e. the amount by which a company's assets exceed its liabilities) exceed $5 million. The balance sheet of the Company included in the Company's Quarterly Report on Form 10-Q with respect to the quarter ended March 31, 2003 indicated that the Company's shareholders' equity as of March 31, 2003 was $4,042,471. Subsequent to March 31, 2003, the Company has completed two financing transactions (which are described in the notes the pro forma balance sheet set forth on the following page). As a result of such transactions, the Company's pro-forma shareholders' equity as of May 31, 2003 exceeds $5 million. The Company believes that it satisfies the other initial listing requirements (except the minimum bid price requirement) for the Nasdaq SmallCap Market and that, as a result, the Company may qualify for an additional 90-day probationary period during which to attempt to cause the market price of its common shares to rise above $1.00 per share. Nasdaq is not required to grant such exemption, however, and may determine for various reasons not to extend the probationary period and to commence delisting of the Company's common shares.

         A pro-forma balance sheet of the Company as of April 30, 2003, with certain adjustments for subsequent expenditures and financing transactions, is set forth on the following page.




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



                  ALTAIR NANOTECHNOLOGIES INC. AND SUBSIDIARIES
                         (An Exploration Stage Company)
                           CONSOLIDATED BALANCE SHEET
                      (Expressed in United States Dollars)
                                   (Unaudited)

                                                                           Proforma
                                                                          Adjustments   April 30, 2003
                                                        April 30, 2003     (Note 1)      as Adjusted
                                                         ------------    ------------    ------------
                              ASSETS
Current Assets
     Cash and cash equivalents                           $    152,796    $  1,267,505    $  1,420,301
     Accounts receivable
                                                                  995            --               995
     Other current assets
                                                               25,288            --            25,288
                                                         ------------    ------------    ------------
         Total current assets                                 179,079       1,267,505       1,446,584

Property, Plant and Equipment, net                          7,093,513            --         7,093,513

Patents and Related Expenditures, net                       1,117,689            --         1,117,689

Other Assets                                                   18,200            --            18,200
                                                         ------------    ------------    ------------

                           Total Assets                  $  8,408,481    $  1,267,505    $  9,675,986
                                                         ============    ============    ============

               LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
     Trade accounts payable                              $    558,494            --           558,494
     Accrued liabilities                                      234,447            --           234,447
     Note payable - current portion                         1,140,400            --         1,140,400
                                                         ------------    ------------    ------------
         Total current liabilities                          1,933,341            --         1,933,341
                                                         ------------    ------------    ------------

Note Payable, Long-Term Portion                             2,564,005            --         2,564,005
                                                         ------------    ------------    ------------

Commitments and Contingencies

Shareholders' Equity
     Common stock, no par value, unlimited shares
     authorized; 33,668,122 shares issued and
     outstanding at April 30, 2003                       $ 45,074,975    $  1,706,503    $ 46,781,478
     Deficit accumulated during the development stage     (41,163,840)       (438,998)    (41,602,838)
                                                         ------------    ------------    ------------

                    Total Shareholders' Equity              3,911,135       1,267,505       5,178,640
                                                         ------------    ------------    ------------

            Total Liabilities and Shareholders' Equity   $  8,408,481    $  1,267,505    $  9,675,986
                                                         ============    ============    ============




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


Note 1.  Proforma Adjustments

         The accompanying balance sheet contains proforma adjustments to reflect the following equity transactions occurring between May 1, 2003 and May 22, 2003:

         (a) Between May 1, 2003 and May 14, 2003, we issued 1,182,516 common shares and 591,258 warrants to purchase common shares for an aggregate purchase price of $406,503. The warrants are exercisable at $1.00 per share and expire five years from the date of issue. These warrants and shares represent the concluding sales of an offering registered under a Registration Statement on Form S-2, file no. 333-102592.

         (b) On May 19, 2003, we closed the offer and sale of 2,015,504 common shares together with 1,007,752 warrants to purchase common shares to three institutional investors that have previously invested in the Company for an aggregate purchase price of $1,300,000. The warrants are exercisable at $1.35 per share and expire five years from the date of issue or, after one year from date of issue or anytime after the shares are registered, the 180th day following the date the closing price of the common shares equals or exceeds $3.50 for 10 days, whether or not consecutive. The Company is obligated to register the re-sale of such common shares, and common shares issuable upon the exercise of such warrants, under the Securities Act of 1933, as amended.

In addition the accompanying balance sheet reflects an adjustment of $438,998 to reflect the estimated net loss for the entire month of May 2003.


















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




Item 7.  Financial Statements and Exhibits

         (c) Exhibits.


  Exhibit No.                         Exhibit                            Incorporated by Reference/ Filed Herewith
----------------    ---------------------------------------------     ------------------------------------------------

      4.1           Form of Series 2003A Warrant                      Incorporated by reference to Amendment No. 1
                                                                      to Registration Statement on  Form S-2/A filed
                                                                      with the SEC on March 19, 2003, File No.
                                                                      333-102592.

      4.2           Form of Series 2003C Warrant                      Filed herewith.

     10.1           Form of Registration Rights Agreement (re         Filed herewith.
                    May 2003 private placement)



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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                Altair Nanotechnologies Inc.


      May 28, 2003              By:       /s/ William P. Long
-----------------------            -----------------------------------------
         Date                   Dr. William P. Long, Chief Executive Officer










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